SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
SUBSEQUENT EVENTS
23. SUBSEQUENT EVENTS
On January 3, 2025,
Carrier Enterprise I acquired W.L. Lashley & Associates, Inc. (“Lashley”), a distributor of commercial HVAC supplies with annual sales of approximately $8,000, operating from one location in Houston, Texas. Consideration for the purchase consisted of $3,662 in cash, 1,036 shares of Common stock having a fair value of $493, and $838 for repayment of indebtedness. Carrier contributed $1,000 cash to Carrier Enterprise I in connection with the acquisition of Lashley.
On February 14, 2025, our Board of Directors approved an increase to the annual cash dividend per share of common stock to
$12.00 per share from $10.80 per share, effective with the dividend that will be paid in April 2025.